SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):               April 4, 2016

ATRINSIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51353	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Item 5.02 (b) – Departure of Certain Officers

Effective April 4, 2016, Robert Ziroyan ceased serving as interim President and Chief Operating Officer of Atrinsic, Inc. (the “Company”). Mr. Ziroyan’s agreement with the Company expired on December 31, 2015.

The Company and Mr. Ziroyan are discussing terms on which Mr. Ziroyan may provide consulting services to the Company in the future. To date, the parties have not reached a definitive agreement, and there can be no assurance that any such agreement will be entered into.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRINSIC, INC.

Date: April 7, 2016	By:	/s/ Alexander Arrow
Name: Alexander Arrow
Title: Chief Financial Officer